UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 9, 2020

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 330

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202-9128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

DISCLAIMER

This Current Report and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION

Ufin Tek Limited, a British Virgin Islands company (“Pubco”), has filed with the Securities and Exchange Commission (the “SEC”), a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”) and a prospectus in connection with the proposed business combination (the “Business Combination”) involving East Stone, Ufin Holdings Limited, a Cayman Islands limited liability company ( “Ufin”), Ufin Mergerco Limited, a British Virgin Islands company and a wholly-owned subsidiary of Pubco (“Merger Sub”), Sherman Xiaoma Lu, an individual, in the capacity as the Purchaser Representative, Yingkui Liu, in the capacity as the Seller Representative, and Ufin Investment Limited, a British Virgin Islands limited liability company and the sole holder of Ufin’s outstanding capital shares (the “Seller”). The definitive proxy statement and other relevant documents will be mailed to shareholders of East Stone as of a record date to be established for voting on the Business Combination. Shareolders of East Stone and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with East Stone’s solicitation of proxies for the special meeting of its shareholders to be held to approve the Business Combination because these documents will contain important information about East Stone, Ufin, Pubco and the Business Combination. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 25 Mall Road, Suite 330, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

PARTICIPANTS IN THE SOLICITATION

East Stone, Pubco, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of East Stone in connection with the Business Combination. Information regarding the officers and directors of East Stone is set forth in East Stone’s annual report on Form 10-K, which was filed with the SEC on September 21, 2020. Additional information regarding the interests of such potential participants is also included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that involve risks and uncertainties concerning the Business Combination, Ufin’s expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties could cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the East Stone, Ufin or others following announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the shareholders of the Company; (4) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain consents and approvals of Ufin’s shareholders and investors; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the inability to recognize the anticipated benefits of the Business Combination; (8) the ability to obtain or maintain the listing of Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Ufin may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in filings with the SEC by East Stone or Pubco.

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 23, 2020, on September 21, 2020, East Stone entered into a Business Combination Agreement (the “Original Agreement”) with Ufin Holdings Limited, a Cayman Islands limited liability company (“Ufin”), Sherman Xiaoma Lu, an individual, in the capacity as the Purchaser Representative thereunder, Yingkui Liu, in the capacity as the Seller Representative thereunder, and Ufin Investment Limited, a British Virgin Islands limited liability company and the sole holder of Ufin’s outstanding capital shares (the “Seller”). Ufin Tek Limited, a British Virgin Islands company (“Pubco”) and Ufin Mergerco Limited, a British Virgin Islands company and a wholly-owned subsidiary of Pubco (“Merger Sub”), were to be joint as parties to the Original Agreement upon execution of joinder agreements. In lieu of executing joinder agreements to the Original Agreement, Pubco and Merger Sub entered into the Business Combination Agreement (defined below). Unless otherwise defined herein, capitalized terms used below are defined in the Business Combination Agreement.

On November 9, 2020, the parties to the Original Agreement, Pubco and Merger Sub entered into that certain Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which the Original Agreement was amended and restated in its entirety to provide, among other things, that (i) each security holder of East Stone immediately prior to the effective time of the Merger (defined below) shall receive an equivalent number of Pubco ordinary shares in the form of American depositary shares (“ADSs”), subject to satisfying the ADS Conditions (defined below), and (ii) that Pubco shall establish one or more sponsored American depositary receipt (“ADR”) facilities for the purpose of issuing the ADSs.

Prior to the effective time of the merger of Merger Sub with and into East Stone pursuant to the Business Combination Agreement (the “Merger”), Pubco will designate a U.S. bank or trust company reasonably acceptable to East Stone to act as the agent of Pubco for the purposes of distributing the Pubco ordinary shares (in the form of ADSs if the ADS Conditions are satisfied). At or substantially concurrently with the effective time of the Merger, Pubco shall (i) allot and issue, or cause to be allotted and issued, to the depositary bank for the benefit of the recipients of the ADSs a number of Pubco ordinary shares equal to the aggregate number of ADSs to be issued to the holders of shares of East Stone’s ordinary shares and East Stone’s rights, and (ii) deposit or cause to be deposited with the agent, for the benefit of the recipients of the ADSs, such aggregate number of ADSs. Prior to the Closing, Pubco will enter into an agreement with the agent, in form and substance reasonably satisfactory to Pubco and East Stone, to effect the applicable terms of the Business Combination Agreement.

Immediately after the effective time of the Merger, the agent shall (if the ADS Conditions have been satisfied) distribute the ADSs to the former holders of East Stone’s ordinary shares and East Stone’s rights. After the effective time, upon any exercise of Pubco’s private warrants and Pubco’s public warrants (the “Pubco Warrants”) by the holders thereof, Pubco will promptly allot and issue, or cause to be allotted and issued, to the depositary bank a number of Pubco ordinary shares underlying such exercised Pubco Warrant (which ordinary shares shall at the election of the exercising holder, be delivered in the form of ADS if the ADS Conditions have been satisfied). The agent shall not be entitled to vote or exercise any rights of ownership with respect to ADSs held by it, however it shall receive and hold all dividends or other distributions paid or distributed with respect thereto for the account of the ADS holders entitled to such dividends or distributions.

At the time of deposit of the Pubco ordinary shares with the depositary bank (i) the depositary bank shall have been appointed and the ADS deposit agreement shall have been executed, (ii) the Form F-6 (defined below) shall have been filed with the SEC and declared effective, (iii) the Pubco ordinary shares to be deposited and the ADS to be issued and delivered in respect thereof, will not be subject to any contractual or regulatory transfer restrictions, (iv) the ADR program for the ordinary shares shall not have been terminated or suspended, and (v) the deposit of the Pubco ordinary shares and the issuance of the corresponding ADS, shall be compliant with the deposit agreement and applicable law (collectively, the “ADS Conditions”).

In addition, Pubco agreed to, and shall use its reasonable best efforts to cause its depositary bank to, file with the SEC a registration statement on Form F-6 (the “Form F-6”) for the registration of the issuance of the ADSs. Pubco also agreed that it would cause one or more sponsored ADR facilities to be established with its depositary bank for the purpose of issuing the ADS, establishing each ADR facility and filing the Form F-6.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about East Stone, Ufin or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in East Stone’s public disclosures.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which was attached as Annex A to East Stone’s Preliminary Proxy Statement on Schedule 14A filed with the SEC on November 12, 2020 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Amended and Restated Business Combination Agreement, dated as of November 9, 2020, by and among East Stone Acquisition Corporation, Sherman Xiaoma Lu, in the capacity as the Purchaser Representative, Ufin Holdings Limited, Ufin Tek Limited, Ufin Mergerco Limited, Ufin Investment Limited and Yingkui Liu, in the capacity as a Seller Representative (incorporated by reference to Annex A of East Stone’s preliminary proxy statement/prospectus on Schedule 14A filed with the SEC on November 12, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: November 13, 2020	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer